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 AIM ENERGY FUND- CLASS A, CLASS B, CLASS C, CLASS K AND INVESTOR CLASS SHARES
      AIM FINANCIAL SERVICES FUND- CLASS A, CLASS B, CLASS C, CLASS K AND
                             INVESTOR CLASS SHARES
    AIM GOLD & PRECIOUS METALS FUND- CLASS A, CLASS B, CLASS C AND
                             INVESTOR CLASS SHARES
   AIM HEALTH SCIENCES FUND- CLASS A, CLASS B, CLASS C, CLASS K AND
                             INVESTOR CLASS SHARES
 AIM LEISURE FUND- CLASS A, CLASS B, CLASS C, CLASS K AND INVESTOR CLASS SHARES
      AIM TECHNOLOGY FUND- CLASS A, CLASS B, CLASS C, CLASS K AND
                             INVESTOR CLASS SHARES
    AIM UTILITIES FUND- CLASS A, CLASS B, CLASS C AND INVESTOR CLASS SHARES

                         Supplement dated March 23, 2005
      to the Prospectus dated July 30, 2004 as supplemented July 30, 2004,
            September 8, 2004, September 30, 2004, October 12, 2004,
               December 29, 2004 (Supplement A) and March 2, 2005

The following information is with respect to AIM Health Sciences Fund:

The Board of Trustees of AIM Sector Funds ("ASEF"), unanimously approved, on March 22, 2005, an Agreement and Plan of Reorganization ("Plan") pursuant to which AIM Health Sciences Fund ("Health Sciences"), a series of ASEF, would transfer all of its assets to AIM Global Health Care Fund ("Global Health"), a series of AIM Investment Funds ("AIF"). Upon closing of the transaction, shareholders of Health Sciences will receive a corresponding class of shares of Global Health in exchange for their shares of Health Sciences, and Health Sciences will cease operations.

The investment objectives of Health Sciences and Global Health are similar. Health Sciences' objective is capital growth through targeted investment opportunities. Global Health's objective is long-term capital growth. Health Sciences seeks to meet its investment objective by investing at least 80% of its net assets in the equity securities and equity-related instruments of companies that develop, produce, or distribute products or services related to health care. Global Health seeks to meet its investment objective by investing, normally, at least 80% of its assets in securities of health care industry companies.

The Plan requires approval by Health Sciences shareholders and will be submitted to the shareholders for their consideration at a meeting to be held on or about June 28, 2005. If the Plan is approved by shareholders of Health Sciences and certain conditions required by the Plan are satisfied, the reorganization is expected to be consummated shortly thereafter.

It is anticipated that Health Sciences will be closed to new investors during the second quarter of 2005.